UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2016

Rouse Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35287 (Commission File Number)	90-0750824 (IRS Employer Identification No.)

1114 Avenue of the Americas, Suite 2800 New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant’s telephone number, including area code: (212) 608-5108

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 6, 2016 (the “Effective Time”), Rouse Properties, Inc. (the “Company”) completed the previously announced merger (the “Merger”) of BSREP II Retail Holdings Corp. (“Acquisition Sub”), a Delaware corporation and a wholly owned subsidiary of BSREP II Retail Pooling LLC, a Delaware limited liability company (“Parent”) and an affiliate of Brookfield Asset Management Inc. (“Brookfield”), with and into the Company, whereby the Company became a wholly owned subsidiary of Parent. The Merger was effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated February 25, 2016, by and among the Company, Parent, Acquisition Sub, and solely for the purposes stated therein, Brookfield Strategic Real Estate Partners II-A L.P., Brookfield Strategic Real Estate Partners II-A (ER) L.P., Brookfield Strategic Real Estate Partners II-B L.P., Brookfield Strategic Real Estate Partners II-C L.P., Brookfield Strategic Real Estate Partners II-C (ER) L.P., and Brookfield Strategic Real Estate Partners II BPY Borrower L.P. (collectively, the “Guarantors”).

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.03, 5.01, and 5.02 is incorporated herein by reference.

At the Effective Time, each outstanding share of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), was converted into the right to receive $18.25 in cash, other than (i) the shares held at the Effective Time by the Exchange Parties (as defined below) and their respective affiliates (including Brookfield), Parent, Acquisition Sub, the Guarantors and Brookfield Property Partners L.P.), or by the Company and its subsidiaries and (ii) shares held by stockholders who properly demanded and perfected appraisal rights under Delaware law.

Each stock option outstanding immediately prior to the Effective Time became vested in full and was cancelled and converted into the right to receive cash (without interest) in an amount equal to the number of shares of Company Common Stock subject to such option multiplied by the difference between $18.25 and the per share exercise price of such option.  Also, each share of Company Common Stock that was subject to vesting or forfeiture conditions that remained outstanding immediately prior to the Effective Time (“Company Restricted Stock”) was cancelled and converted into the right to receive $18.25 in cash per share of Company Restricted Stock, without interest thereon.

Also, in connection with the Merger, on July 5, 2016, the Company and the stockholders of the Company that are affiliated with Brookfield that in the aggregate held prior to the Merger approximately 33.5% of the outstanding Company Common Stock (the “Exchange Parties”), completed the previously announced exchange whereby the Company exchanged the Company Common Stock held by the Exchange Parties prior to the Merger into shares of Series I Preferred Stock of the Company, par value $0.01 per share, pursuant to the Series I Preferred Stock Exchange Agreement dated February 25, 2016 by and among the Company and the Exchange Parties (the “Exchange Agreement”).

Item 3.01.             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

On July 6, 2016, in connection with the completion of the Merger, the Company notified The New York Stock Exchange (the “NYSE”) of the completion of the Merger, and requested that trading in the Company Common Stock be suspended and that the Company Common Stock be withdrawn from listing on the NYSE. The Company also requested that the NYSE file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of the Company Common Stock from the NYSE. The Company Common Stock will be delisted on July 18, 2016.

The Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Company Common Stock, requesting that the Company Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Company Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01 and 3.01 is incorporated herein by reference.

In connection with the Merger and at the Effective Time, holders of Company Common Stock immediately prior to such time ceased to have any rights as stockholders in the Company (other than their right to receive the merger consideration pursuant to the Merger Agreement or perfect their appraisal rights, if applicable).

Item 5.01.                                        Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference. In connection with the Merger and at the Effective Time, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Effective Time, Brian Kingston, who was the sole director of Acquisition Sub immediately prior to the Effective Time, continues as the sole director of the Company.  There were no disagreements between the directors of the Company immediately prior to the Effective Time and any of our officers.

As previously reported, in connection with the Merger and at the Effective Time, Mr. Andrew Silberfein resigned as President and Chief Executive Officer of the Company and as a member of the Company’s Board of Directors (including as a member of the Investment Committee).  In addition, in connection with the Merger and at the Effective Time, Mr. John Wain resigned from his position as the Company’s Chief Financial Officer.  The termination of Mr. Silberfein’s and Mr. Wain’s employment was without cause, which entitles each of them to receive certain severance benefits as set forth in the employment agreement or offer letter, as applicable.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the closing of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended in accordance with applicable law. A copy of the amended and restated certificate of incorporation of the Company is attached hereto as Exhibits 3.1 and incorporated herein by reference.

Also at the closing of the Merger, the bylaws of Acquisition Sub, as in effect immediately prior to the Effective Time, became the bylaws of the Company.  A copy of the bylaws of the Company is attached hereto as Exhibits 3.2 and incorporated herein by reference.

Item 8.01.                                        Other Events.

On July 6, 2016, the Company issued a press release announcing the closing of the Merger. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Bylaws of the Company.
99.1	Press Release, dated July 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 6, 2016	ROUSE PROPERTIES, INC.

	By:	/s/ Susan Elman
Name: Susan Elman
Title: Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Bylaws of the Company.
99.1	Press Release, dated July 6, 2016.